Rule 497(d)
                                     FT 413

                The Dowsm Target 5 Portfolio, April 2000 Series
                The Dowsm Target 10 Portfolio, April 2000 Series
                 Global Target 15 Portfolio, April 2000 Series
                 The S&P Target 10 Portfolio, April 2000 Series
               The Nasdaq Target 15 Portfolio, April 2000 Series
    The Dowsm Dividend And Repurchase Target 5 Portfolio, April 2000 Series The Dowsm Dividend And Repurchase Target 10 Portfolio, April 2000 Series


  Supplement to the Prospectus dated March 31, 2000, as amended April 3, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units using rollover proceeds from a prior Series of a Trust are not subject to any minimum purchase restrictions.

April 3, 2000